PIMCO Funds

Supplement Dated May 23, 2011 to the

Strategic Markets Institutional Class, Class P, Administrative Class and Class D Prospectus

(dated July 31, 2010) and the Strategic Markets Class A, Class B, Class C and Class R Prospectus

(dated July 31, 2010) (collectively, the “Prospectuses”),

each as supplemented and revised from time to time

Disclosure Related to the PIMCO Real IncomeTM 2019 Fund, PIMCO Real IncomeTM 2029 Fund

and PIMCO Tax Managed Real Return Fund

Effective immediately, Rahul M. Seksaria is the portfolio manager of the PIMCO Real IncomeTM 2019 Fund and the PIMCO Real IncomeTM 2029 Fund. Therefore, effective immediately, the last two sentences in the section titled “Investment Adviser/Portfolio Manager” in each Fund’s Fund Summary in the Prospectuses are deleted and replaced with the following:

The Fund’s portfolio is managed by Rahul M. Seksaria. Mr. Seksaria is a Senior Vice President of PIMCO and he has managed the Fund since May 2011.

In addition, effective immediately, the disclosure in the table entitled “Individual Portfolio Managers” providing information with respect to the PIMCO Real IncomeTM 2019 Fund and the PIMCO Real IncomeTM 2029 Fund in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectuses is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Real IncomeTM 2019 PIMCO Real IncomeTM 2029	Rahul M. Seksaria	05/11	Senior Vice President, PIMCO. Mr. Seksaria currently focuses on Treasury bonds, agencies and interest rate derivatives. He serves as the specialist for agency and government guaranteed securities. Mr. Seksaria previously worked on the short-term desk. Prior to joining PIMCO in 2002, he held trading and structuring positions in energy and other commodities at Enron Corp.

Additionally, effective immediately, Mihir Worah is the co-portfolio manager of the PIMCO Tax Managed Real Return Fund. Therefore, effective immediately, the last four sentences in the section titled “Investment Adviser/Portfolio Manager” in the Fund’s Fund Summary in the Prospectuses are deleted and replaced with the following:

The Fund’s portfolio is jointly managed by John Cummings and Mihir Worah. Mr. Cummings is an Executive Vice President of PIMCO and Mr. Worah is a Managing Director of PIMCO. Mr. Cummings is responsible for the Fund’s investments in Municipal Bonds and Mr. Worah is responsible for the Fund’s investments in inflation-indexed bonds. Mr. Cummings has co-managed the Fund since October 2009 and Mr. Worah has co-managed the Fund since May 2011.

Additionally, effective immediately, the disclosure in the second to last row of the table entitled “Individual Portfolio Managers” providing information with respect to the PIMCO Tax Managed Real Return Fund in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectuses is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Tax Managed Real Return****	Mirih Worah	05/11	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

****	Mr. Cummings is responsible for the Fund’s investments in Municipal Bonds and Mr. Worah is responsible for the Fund’s investments in inflation-indexed bon

Investors Should Retain This Supplement For Future Reference

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